Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials	¥ 31,381	$ 4,507	¥ 19,707
Work in progress	2,462	354
Finished goods	16,972	2,438	16,691
Inventories, total	50,815	7,299	36,398
Inventories provision	(32,325)	(4,643)	(32,481)
Inventories, net	¥ 18,490	$ 2,656	¥ 3,917